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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------

       Date of Report (Date of earliest event reported): February 11, 2003

                         NCO PORTFOLIO MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     000-32403                23-3005839
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                         Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
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          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7. Financial Statements and Exhibits

     (a)   Financial Statements of Businesses Acquired

     Not Applicable

     (b)    Pro Forma Financial Information

     Not Applicable

     (c)    Exhibits

     The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated
         February 11, 2003.
99.2     Transcript of conference call dated February 12, 2003.

ITEM 9.  Regulation FD Disclosures

On February 11, 2003, NCO Portfolio Management, Inc. issued a press release commenting on the completion of its fourth quarter 2002 results. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.

On February 12, 2003, NCO Portfolio Management, Inc. conducted its fourth quarter 2002 conference call to discuss the results of operations. A copy of the call's transcript appears as Exhibit 99.2 to this report and is herein incorporated by reference.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NCO Portfolio Management, Inc.



Date: February 27, 2003                 /s/ Richard J. Palmer
                                        ----------------------------------------
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer



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